                                                                    Exhibit 10.3


                                    FORM OF
                               FIRST AMENDMENT TO
                             COST SHARING AGREEMENT



THIS FIRST AMENDMENT to that certain Cost Sharing Agreement, effective as of January 1, 1995 (the "Agreement"), among Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide General Insurance Company, Nationwide Property and Casualty Insurance Company, Nationwide Indemnity Company, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Wausau Lloyds, NEA Valuebuilder Investor Services, Inc., Public Employees Benefit Services Corp., and Nationwide Financial Institution Distributors, Inc., formerly known as Financial Horizons Distributors Agency, Inc. (collectively, the "Participating Companies"), is made and entered into as of the ____ day of ______________________, 1997.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Participating Companies and Nationwide Financial Services, Inc. hereby agree to the following:


A. Nationwide Financial Services, Inc. shall be added as a party to the Agreement, effective as of _________________________, 1997.

B. All other terms and conditions of the Agreement, a true and complete copy of which is attached hereto as Exhibit A, shall remain in full force and effect.


IN WITNESS WHEREOF, the undersigned parties have caused this First Amendment to be duly entered into and executed.


                         NATIONWIDE MUTUAL INSURANCE COMPANY



                         By: __________________________________________

                         Its: __________________________________________

                         NATIONWIDE MUTUAL FIRE INSURANCE COMPANY



                         By: _____________________________________

                         Its: _____________________________________



                         NATIONWIDE GENERAL INSURANCE COMPANY



                         By: _______________________________________

                         Its: ______________________________________



                         NATIONWIDE PROPERTY AND CASUALTY
                         INSURANCE COMPANY



                         By: _______________________________________

                         Its: ______________________________________



                         NATIONWIDE INDEMNITY COMPANY



                         By: ________________________________________

                         Its: _______________________________________

                         NATIONWIDE LIFE INSURANCE COMPANY



                         By: _____________________________________

                         Its: ____________________________________



                         NATIONWIDE LIFE AND ANNUITY
                         INSURANCE COMPANY



                         By: ______________________________________

                         Its: _____________________________________



                         WAUSAU LLOYDS



                         By: _____________________________________

                         Its: ____________________________________



                         NEA VALUEBUILDER INVESTOR SERVICES, INC.



                         By: ______________________________________

                         Its: _____________________________________

                         PUBLIC EMPLOYEES BENEFIT SERVICES CORP.



                         By: _______________________________________

                         Its: ______________________________________



                         NATIONWIDE FINANCIAL INSTITUTION
                         DISTRIBUTORS, INC.


                         By: _______________________________________

                         Its: ______________________________________



                         NATIONWIDE FINANCIAL SERVICES, INC.


                         By: _______________________________________

                         Its: ______________________________________

                                                                       EXHIBIT A


                             COST SHARING AGREEMENT

Participating Companies:  Nationwide Mutual Insurance Company (NMIC), Nationwide
------------------------
Mutual Fire Insurance Company (NMFIC), Nationwide General Insurance Company
(NGI), Nationwide Property and Casualty Insurance Company (NPC), Nationwide Indemnity Company (NIC), Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC), Wausau Lloyds (WL) NEA Valuebuilder Investor Services, Inc. (NEA), Public Employees Benefit Services Corp. (PEBSCO), and Financial Horizons Distributors Agency, Inc. (FHDAI).

Whereas the Participating Companies are all members of the Nationwide Group and

Whereas the Participating Companies desire to properly distribute and allocate expenses equitably among themselves.

Now theretofore, the Participating Companies agree with respect to the allocation and sharing of expenses as follows:

1. All expenses of the Participating Companies will be paid by the respective Operating Units or NMIC. Expenses paid by the Operating Units will be charged and billed to NMIC to be included in the pool of expenses to be allocated. Management may determine that an expense item is 100% chargeable to a specific company and may elect to exclude said expense from this agreement. Estimated settlements will be executed on a weekly and monthly basis as appropriate to maintain equity of cash flow. Each quarter, the actual settlement will occur taking into account the estimated settlements.

2. All expenses will be allocated to the Participant Companies based on standard allocation techniques and procedures acceptable under general cost accounting techniques and procedures and also in accordance with NAIC guidelines.

3. The Participating Companies shall maintain expenses in sufficient detail so as to facilitate proper allocations to company, state, and line of business.

4. The following methods or some combination thereof shall be used as appropriate to allocate expenses to the Participating Companies.

     a. Special Cost Studies
     b. Direct Written Premiums
     c. Commissions
     d. Claim Counts (e.g. Open, Closed, and Closed w/o Pay)
     e. Individual Time Estimates
     f. Policies in Force
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     g. Any other method agreed to by the Participating Companies that is within industry guidelines and acceptable practices.


5. The Office of Finance shall be responsible for allocation of expenses among the Participating Companies. This Office may seek input from other areas but will make the ultimate decision regarding the allocation of expenses. It shall be the Office of Finance's responsibility to maintain fairness and equality of expense allocations and to ensure that allocations are within acceptable industry practice and NAIC guidelines.

6. If a dispute arises between the Participating Companies regarding the allocation of expenses and cannot be resolved between the parties and the Office of Finance, the Presidents of the Participating Companies can, at their option, negotiate an agreement. The Office of Finance shall ensure that the resolution is within the above cited guidelines.

7.   This agreement shall be effective January 1, 1995.

In witness thereof, the following officers of the Participating Companies signify their acceptance by signing this agreement on this 17th day of July, 1995.


Nationwide Mutual Insurance Company

       /s/ J.E. Shultz
-------------------------------------------------
By:  J.E. Schultz
     Vice President, Property/Casualty Controller


Nationwide Mutual Fire Insurance Company


       /s/ J.E. Shultz
-------------------------------------------------
By:  J.E. Schultz
     Vice President, Property/Casualty Controller


Nationwide General Insurance Company


       /s/ J.E. Shultz
-------------------------------------------------
By:  J.E. Schultz
     Vice President, Property/Casualty Controller

Nationwide Property and Casualty Insurance Company



       /s/ J.E. Shultz
-------------------------------------------------
By:  J.E. Schultz
     Vice President, Property/Casualty Controller



Nationwide Indemnity Company



       /s/ R.A. Oakley
-------------------------------------------------
By:  R.A. Oakley
     Executive Vice President - Chief Financial Officer


Nationwide Life Insurance Company



       /s/ D.A. Diamond
-------------------------------------------------
By:  D.A. Diamond
     Vice President, Life Controller



Nationwide Life and Annuity Insurance Company



       /s/ D.A. Diamond
-------------------------------------------------
By:  D.A. Diamond
     Vice President, Life Controller


Wausau Lloyds


       /s/ J.A. Merhar
-------------------------------------------------
By:  J.A. Merhar
     Attorney-In-Fact


NEA Valuebuilder Investor Services, Inc.
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       /s/ R.A. Oakley
-------------------------------------------------
By:  R.A. Oakley
     Executive Vice President - Chief Financial Officer



Public Employees Benefit Services Corp.



       /s/ R.A. Oakley
-------------------------------------------------
By:  R.A. Oakley
     Executive Vice President - Chief Financial Officer



Financial Horizons Distributors Agency, Inc.



       /s/ R.A. Oakley
-------------------------------------------------
By:  R.A. Oakley
     Executive Vice President - Chief Financial Officer